EXHIBIT 24.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 33-16802 of MEDIQ Incorporated on Form S-8 of our report dated March 17, 1995, appearing in Form 10-K/A #2 of MEDIQ Incorporated for the year ended September 30, 1994.

DELOITTE & TOUCHE L.L.P.

Philadelphia, Pennsylvania
March 24, 1995